UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2011

XILINX, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-18548	77-0188631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Logic Drive, San Jose, California 95124

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (408) 559-7778

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On December 19, 2011, Xilinx, Inc. issued a press release announcing a business update for the third quarter of fiscal 2012. A copy of this press release is furnished as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits:

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Xilinx, Inc. dated December 19, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XILINX, INC.
Date: December 19, 2011	By:	/s/ Jon A. Olson

Jon A. Olson
Senior Vice President, Finance
and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Xilinx, Inc. dated December 19, 2011.